Exhibit 10.18
Base Awards
THE ARTIO GLOBAL INVESTORS INC.
2009 STOCK INCENTIVE PLAN
RESTRICTED STOCK UNIT AWARD AGREEMENT
          THIS RESTRICTED STOCK UNIT AWARD AGREEMENT (the “Agreement”), as of the “Grant Date” shown below, is made by and between Artio Global Investors Inc., a Delaware corporation (the “Company”), and you, an employee of the Company or an Affiliate (“you” or the “Grantee”).
Section 1. Grant of Restricted Stock Unit Award
     (a) The Company hereby grants to the Grantee the number of Restricted Stock Units shown below, on the following terms and conditions and subject to the provisions of the Artio Global Investors Inc. 2009 Stock Incentive Plan (as it may be amended from time to time, the “Plan”), which is incorporated herein by reference. In the event there is a conflict between the provisions of the Plan and this Agreement, the provisions of the Plan will govern. Unless otherwise defined in this Agreement, capitalized terms will have the same meanings as set forth in the Plan.

Number of Restricted Stock Units:	[ &nbs p; ]
Grant Date:	[ , 2009]
Section 2. Terms and Conditions of Award
     The grant of Restricted Stock Units shall be subject to the following terms, conditions and restrictions:
     (a) Lapse of Restrictions and Delivery of Shares. Each Restricted Stock Unit entitles you to receive one Share of the Company’s common stock upon the lapse of restrictions as set forth in this Agreement. All restrictions with respect to 100% of the Restricted Stock Units granted under this agreement shall lapse on February 5, 2010 (the “Lapse Date”), provided you are continuously employed by or providing services to the Company or an Affiliate from the date hereof through the Lapse Date. If you have satisfied the foregoing conditions, the Company will deliver to you the number of Shares equal to the number of Restricted Stock Units on or as soon as practicable following the Lapse Date, except as otherwise provided in paragraph (b) below together with a number of Shares the value of which represents dividend equivalent payments made, if any, in respect of such Restricted Stock Units.
     (b) Termination of Employment. If your employment or service terminates with the Company and its Affiliates on or before the Lapse Date, the Restricted Stock Units granted under this Agreement or any portion thereof shall become free of such restrictions or be forfeited as follows:

     (i) Termination Without Cause or Due to Disability or Death. If your employment is terminated without Cause (as defined below) or due to your Disability (as defined below) or death, the restrictions on the Restricted Stock Units shall lapse in accordance with paragraph (a) above.
     (ii) Termination Due to Cause or Resignation If your employment is terminated by the Company or an Affiliate for Cause, or if you voluntarily terminate your employment, all such Restricted Stock Units then held by you (or your legatees or personal representative) shall be forfeited as of the date of such termination.
     (iii) Termination Resulting from Change in Control. If your employment is terminated as a result of a Change in Control as that term is defined in the Artio Global Investors Inc. 2009 Stock Incentive Plan, as amended from time to time, all restrictions on the Restricted Stock Units shall lapse as of such Change in Control.
     (iv) Termination Resulting from Retirement. If your employment is terminated as a result of your retirement, the Committee, in its sole discretion, will determine the effect, if any, on restrictions on the Restricted Stock Units.
     (v) Definitions.
     For purposes of this Agreement, “Disability” means: (i) you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months; (ii) you are, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an employer-sponsored accident and health plan covering you; or (iii) you are determined to be totally disabled by the Social Security Administration.
     For purposes of this Agreement, “Cause” shall have the meaning as set forth in any employment agreement between you and the Company. If you do not have an employment agreement, or such employment agreement does not define Cause, “Cause” shall mean: (A) willful failure to follow legitimate directions of your supervisors after both notice and 30 days’ allowance to cure such failure was given; (B) neglect or failure in any material respect to perform or to discharge your duties; (C) gross negligence in the performance of your responsibilities; (D) any act or acts constituting a felony or any crime involving fraud, moral turpitude or misrepresentation, or any violation of securities or other laws, regulations or rules governing the Company’s or its affiliates’ business; (E) any act or omission which in the reasonable judgment of the Company could reasonably be expected to injure the reputation, business or business relationships of the Company or its affiliates; (F) any breach of the policies of the Company and its affiliates with respect to the conduct of its business or the trading of securities; or (G) any material breach of any agreement between the Company and you by which you may be bound.

     (c) Restrictions. Restricted Stock Units, and any interest therein, may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution prior to the lapse of restrictions set forth in this Agreement.
     (d) Ownership of Shares. In accordance with the terms and conditions set forth in the Plan and this Agreement, unless and until both the restrictions have lapsed and the Company Shares have been distributed, you shall possess none of the incidents of ownership of Company Shares.
     (e) Dividend Equivalent Rights. Subject to the restrictions set forth in the Plan and this Agreement, you shall have the right to be credited with dividend equivalent payments on the Restricted Stock Units equal in amount to the dividends declared and paid on Company Shares on the basis of one Restricted Stock Unit equal to one Company Share. The dividend equivalent payments shall be subject to such vesting and or forfeiture provisions as may apply to the Restricted Stock Units for which the dividend equivalent payments are credited pursuant to Sections 2(a) and (b) above.
     (f) Taxes. You are required to pay to the Company any required withholding taxes due upon the lapse of any restrictions with respect to the Restricted Stock Units. The Company in its discretion may withhold Company Shares issuable upon the lapse of restrictions of the Restricted Stock Units (or from any compensation or other amount owing to you) the amount (in cash, Shares, other securities or other Awards) of required withholding taxes. Further, the Company may take such other action (including, without limitation, providing for elective payment of such amounts in cash or Shares by you) as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.
     (h) Section 409A of the Code. This Award of Restricted Stock Units and this Agreement shall comply with the requirements of Section 409A of the Code and any guidance issued thereunder, including without limitation the six month delay for payments of deferred compensation to “key employees” upon separation from service pursuant to Section 409A(a)(2)(B)(i) of the Code (if applicable), and this Agreement shall be interpreted accordingly. The Committee, in its discretion, reserves the right to amend, terminate, restructure or replace this Restricted Stock Units Award and this Agreement to comply with Section 409A of the Code.
Section 3. Miscellaneous
     (a) Notices. Any and all notices, designations, consents, offers, acceptances and any other communications provided for herein shall be given in writing and shall be delivered either personally or by registered or certified mail, postage prepaid, which shall be addressed, in the case of the Company to the General Counsel of the Company at the principal office of the Company and, in the case of the Grantee, to Grantee’s address appearing on the books of the Company or to Grantee’s residence or to such other address as may be designated in writing by the Grantee. Notwithstanding the foregoing, the Company may in its discretion implement procedures for the use and delivery of electronic notices for communications provided herein.

     (b) No Right to Continued Employment. Nothing in the Plan or in this Agreement shall confer upon you any right to continue in the employ of the Company or any Affiliate or shall interfere with or restrict in any way the right of the Company and its Affiliates, which is hereby expressly reserved, to remove, terminate or discharge you at any time for any reason whatsoever, with or without Cause.
     (c) Bound by Plan. By signing this Agreement (including without limitation by electronic acceptance), you acknowledge that you have received a copy of the Plan and have had an opportunity to review the Plan and agree to be bound by all the terms and provisions of the Plan.
     (d) Successors. The terms of this Agreement shall be binding upon and inure to the benefit of the Company, its successors and assigns, and of you and your beneficiaries, executors, administrators, heirs and successors.
     (e) Entire Agreement. This Agreement and the Plan contain the entire agreement and understanding of the parties hereto with respect to the subject matter contained herein and therein and supersede all prior communications, representations and negotiations in respect thereto.
     (f) Validity/Invalidity. The invalidity or unenforceability of any particular provision hereof shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision had been omitted.
     (g) Modifications. No change, modification or waiver of any provision of this Agreement shall be valid unless the same be in writing and signed by the parties hereto.
     (h) Headings. The headings of the Sections hereof are provided for convenience only and are not to serve as a basis for interpretation or construction, and shall not constitute a part, of this Agreement.
     (i) Counterparts. This Agreement may be executed in counterparts (including without limitation by electronic acceptance), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
     (j) Governing Law. This Agreement and your rights hereunder shall be construed and determined in accordance with the laws of the State of New York, without application of the conflicts of laws principles thereof.

The parties hereby have entered into this Agreement as of the first date set forth above.

ARTIO GLOBAL INVESTORS INC.

By:
[Name]
[Title]

By:
[Name]
[Title]

[GRANTEE NAME]

By:

Non-base Awards
THE ARTIO GLOBAL INVESTORS INC.
2009 STOCK INCENTIVE PLAN
RESTRICTED STOCK UNIT AWARD AGREEMENT
          THIS RESTRICTED STOCK UNIT AWARD AGREEMENT (the “Agreement”), as of the “Grant Date” shown below, is made by and between Artio Global Investors Inc., a Delaware corporation (the “Company”), and you, an employee of the Company or an Affiliate (“you” or the “Grantee”).
Section 1. Grant of Restricted Stock Unit Award
     (a) The Company hereby grants to the Grantee the number of Restricted Stock Units shown below, on the following terms and conditions and subject to the provisions of the Artio Global Investors Inc. 2009 Stock Incentive Plan (as it may be amended from time to time, the “Plan”), which is incorporated herein by reference. In the event there is a conflict between the provisions of the Plan and this Agreement, the provisions of the Plan will govern. Unless otherwise defined in this Agreement, capitalized terms will have the same meanings as set forth in the Plan.

Number of Restricted Stock Units:	[ &nbs p; ]
Grant Date:	[ , 2009]
Section 2. Terms and Conditions of Award
     The grant of Restricted Stock Units shall be subject to the following terms, conditions and restrictions:
     (a) Lapse of Restrictions and Delivery of Shares. Each Restricted Stock Unit entitles you to receive one Share of the Company’s common stock upon the lapse of restrictions as set forth in this Agreement. Except as may otherwise be provided herein, restrictions with respect to 20% of the Restricted Stock Units granted under this Agreement shall lapse on each anniversary of the Grant Date (each a “Lapse Date”), ending on the fifth anniversary of the Grant Date, so long as you are employed by or providing services to the Company or an Affiliate as of the relevant Lapse Date. If you have satisfied the foregoing conditions, the Company will deliver to you the number of Shares equal to the number of Restricted Stock Units as to which restrictions lapse for each Lapse Date, on or as soon as practicable following such Lapse Date together with a number of Shares the value of which represents dividend equivalent payments made, if any, in respect of such Restricted Stock Units.
     (b) Termination of Employment. If your employment or service terminates with the Company and its Affiliates on or before the Lapse Date, the Restricted Stock Units granted under this Agreement or any portion thereof shall become free of such restrictions or be forfeited as follows:

     (i) Termination Without Cause or Due to Disability or Death. If your employment is terminated without Cause (as defined below) or due to your Disability (as defined below) or death, the restrictions on the Restricted Stock Units shall lapse in accordance with paragraph (a) above.
     (ii) Termination Due to Cause or Resignation If your employment is terminated by the Company or an Affiliate for Cause, or if you voluntarily terminate your employment, all such Restricted Stock Units then held by you (or your legatees or personal representative) shall be forfeited as of the date of such termination.
     (iii) Termination Resulting from Change in Control. If your employment is terminated as a result of a Change in Control as that term is defined in the Artio Global Investors Inc. 2009 Stock Incentive Plan, as amended from time to time, all restrictions on the Restricted Stock Units shall lapse as of such Change in Control.
     (iv) Termination Resulting from Retirement. If your employment is terminated as a result of your retirement, the Committee, in its sole discretion, will determine the effect, if any, on restrictions on the Restricted Stock Units.
     (v) Definitions.
     For purposes of this Agreement, “Disability” means: (i) you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months; (ii) you are, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an employer-sponsored accident and health plan covering you; or (iii) you are determined to be totally disabled by the Social Security Administration.
     For purposes of this Agreement, “Cause” shall have the meaning as set forth in any employment agreement between you and the Company. If you do not have an employment agreement, or such employment agreement does not define Cause, “Cause” shall mean: (A) willful failure to follow legitimate directions of your supervisors after both notice and 30 days’ allowance to cure such failure was given; (B) neglect or failure in any material respect to perform or to discharge your duties; (C) gross negligence in the performance of your responsibilities; (D) any act or acts constituting a felony or any crime involving fraud, moral turpitude or misrepresentation, or any violation of securities or other laws, regulations or rules governing the Company’s or its affiliates’ business; (E) any act or omission which in the reasonable judgment of the Company could reasonably be expected to injure the reputation, business or business relationships of the Company or its affiliates; (F) any breach of the policies of the Company and its affiliates with respect to the conduct of its business or the trading of securities; or (G) any material breach of any agreement between the Company and you by which you may be bound.

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     Notwithstanding the foregoing, if your employment with the Company or an Affiliate terminates, and you are party to a formal Employment Agreement with the Company or an Affiliate, your rights with respect to the Restricted Stock Units granted under this Agreement shall be governed by such Employment Agreement.
     (c) Restrictions. Restricted Stock Units, and any interest therein, may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution prior to the lapse of restrictions set forth in this Agreement.
     (d) Ownership of Shares; Lock-Up Period. In accordance with the terms and conditions set forth in the Plan and this Agreement, unless and until both the restrictions have lapsed and the Company Shares have been distributed, you shall possess none of the incidents of ownership of Company Shares. You agree that as a condition to receipt of this Award, you will not sell, or otherwise transfer or dispose of in any manner, any Shares held or underlying this Award for such time as may be requested by the Company and the underwriter for restrictions on trading or transfer following the effective date of the Company’s initial public offering, which may be up to a period of 180 days from such effective date (the “Lock-Up Period”). The Company may require you to sign an agreement that you have no right to sell or impose stop-transfer instruction with respect to the Shares subject to the Lock-Up Period.
     (e) Dividend Equivalent Rights. Subject to the restrictions set forth in the Plan and this Agreement, you shall have the right to be credited with dividend equivalent payments on the Restricted Stock Units equal in amount to the dividends declared and paid on Company Shares on the basis of one Restricted Stock Unit equal to one Company Share. The dividend equivalent payments shall be subject to such vesting and/or forfeiture provisions as may apply to the Restricted Stock Units for which the dividend equivalent payments are credited pursuant to Sections 2(a) and (b) above.
     (f) Taxes. You are required to pay to the Company any required withholding taxes due upon the lapse of any restrictions with respect to the Restricted Stock Units. The Company in its discretion may withhold Company Shares issuable upon the lapse of restrictions of the Restricted Stock Units (or from any compensation or other amount owing to you) the amount (in cash, Shares, other securities or other Awards) of required withholding taxes. Further, the Company may take such other action (including, without limitation, providing for elective payment of such amounts in cash or Shares by you) as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.
     (h) Section 409A of the Code. This Award of Restricted Stock Units and this Agreement shall comply with the requirements of Section 409A of the Code and any guidance issued thereunder, including without limitation the six month delay for payments of deferred compensation to “key employees” upon separation from service pursuant to Section 409A(a)(2)(B)(i) of the Code (if applicable), and this Agreement shall be interpreted accordingly. The Committee, in its discretion, reserves the right to amend, terminate, restructure

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or replace this Restricted Stock Units Award and this Agreement to comply with Section 409A of the Code.
Section 3. Miscellaneous
     (a) Notices. Any and all notices, designations, consents, offers, acceptances and any other communications provided for herein shall be given in writing and shall be delivered either personally or by registered or certified mail, postage prepaid, which shall be addressed, in the case of the Company to the General Counsel of the Company at the principal office of the Company and, in the case of the Grantee, to Grantee’s address appearing on the books of the Company or to Grantee’s residence or to such other address as may be designated in writing by the Grantee. Notwithstanding the foregoing, the Company may in its discretion implement procedures for the use and delivery of electronic notices for communications provided herein.
     (b) No Right to Continued Employment. Nothing in the Plan or in this Agreement shall confer upon you any right to continue in the employ of the Company or any Affiliate or shall interfere with or restrict in any way the right of the Company and its Affiliates, which is hereby expressly reserved, to remove, terminate or discharge you at any time for any reason whatsoever, with or without Cause.
     (c) Bound by Plan. By signing this Agreement (including without limitation by electronic acceptance), you acknowledge that you have received a copy of the Plan and have had an opportunity to review the Plan and agree to be bound by all the terms and provisions of the Plan.
     (d) Successors. The terms of this Agreement shall be binding upon and inure to the benefit of the Company, its successors and assigns, and of you and your beneficiaries, executors, administrators, heirs and successors.
     (e) Entire Agreement. This Agreement and the Plan contain the entire agreement and understanding of the parties hereto with respect to the subject matter contained herein and therein and supersede all prior communications, representations and negotiations in respect thereto.
     (f) Validity/Invalidity. The invalidity or unenforceability of any particular provision hereof shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision had been omitted.
     (g) Modifications. No change, modification or waiver of any provision of this Agreement shall be valid unless the same be in writing and signed by the parties hereto.
     (h) Headings. The headings of the Sections hereof are provided for convenience only and are not to serve as a basis for interpretation or construction, and shall not constitute a part, of this Agreement.
     (i) Counterparts. This Agreement may be executed in counterparts (including without limitation by electronic acceptance), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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     (j) Governing Law. This Agreement and your rights hereunder shall be construed and determined in accordance with the laws of the State of New York, without application of the conflicts of laws principles thereof.
The parties hereby have entered into this Agreement as of the first date set forth above.

ARTIO GLOBAL INVESTORS INC.

By:
[Name]
[Title]

By:
[Name]
[Title]

[GRANTEE NAME]

By:

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